SUP-0106-0526

THE AB PORTFOLIOS (the “Trust”)

AB Sustainable Thematic Balanced Portfolio (the “Portfolio”)

Class A (Ticker: ABPAX); Class C (Ticker: ABPCX); Class I (Ticker: APWIX);

Advisor Class (Ticker: ABPYX); Class Z (Ticker: ABPZX)

Supplement dated May 7, 2026 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated December 31, 2025, as amended, for the Portfolio.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on May 5-7, 2026, the Board approved the liquidation and termination of the Portfolio. Effective immediately, the Portfolio has suspended sales of its shares to investors who purchase shares directly from the Portfolio pending the completion of the liquidation and the payment of one or more liquidating distributions to the Portfolio’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Portfolio will continue to offer its shares. The Portfolio expects to make its liquidating distributions on or about July 17, 2026.

In connection with the liquidation, the Board approved the immediate suspension of the Portfolio’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Portfolio’s shares, effective immediately. This CDSC waiver will also apply to redemptions of shares of other AB Funds that are acquired through exchange of the Portfolio’s shares.

Shareholders may redeem shares of the Portfolio, and may exchange shares of the Portfolio for shares of other AB Funds, until July 15, 2026. Shareholders should be aware the Portfolio will begin to convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders, although the Portfolio may begin immediately to reduce or eliminate the use of derivatives to facilitate an orderly conversion process. After the Portfolio converts its assets to cash, the Portfolio will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-0526